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                                                                    Exhibit 99.2

                                  Certification
                                       of
                             Chief Financial Officer
                           Pursuant to 18 U.S.C. 1350
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


I, William H. Schumann, III, Senior Vice President, Chief Financial Officer and Treasurer of FMC Technologies, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (a) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2003


                                /s/ William H. Schumann, III
                                ----------------------------
                                William H. Schumann, III
                                Senior Vice President, Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to FMC Technologies, Inc. and will be retained by FMC Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.